   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 1997

                                                   REGISTRATION NUMBER 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------
                               COHO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                   SEE TABLE OF ADDITIONAL REGISTRANTS BELOW

                     TEXAS                                          75-2488635
        (State or other jurisdiction of                          (I.R.S. Employer
         incorporation or organization)                        Identification No.)

                         14785 PRESTON ROAD, SUITE 860
                              DALLAS, TEXAS 75240
                                 (972) 774-8300
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                            ------------------------
                                 JEFFREY CLARKE
                         14785 PRESTON ROAD, SUITE 860
                              DALLAS, TEXAS 75240
                                 (972) 774-8300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   Copies to:

          FULBRIGHT & JAWORSKI L.L.P.                        CRAVATH, SWAINE & MOORE
           1301 MCKINNEY, SUITE 5100                            825 EIGHTH AVENUE
           HOUSTON, TEXAS 77010-3095                         NEW YORK, NEW YORK 10019
                 (713) 651-5151                                   (212) 474-1000
            ATTN: JERRY L. WICKLIFFE                         ATTN: KRIS F. HEINZELMAN

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-33979

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                       CALCULATION OF REGISTRATION FEE


==========================================================================================================================
                                                                PROPOSED             PROPOSED
                                          AMOUNT                MAXIMUM              MAXIMUM
        TITLE OF EACH CLASS OF            TO BE              AGGREGATE PRICE         AGGREGATE             AMOUNT OF
     SECURITIES TO BE REGISTERED        REGISTERED              PER UNIT          OFFERING PRICE        REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
8 7/8% Senior Subordinated Notes
  Due 2007 .........................   $25,000,000              100%                $25,000,000            $7,575.76
-------------------------------------------------------------------------------------------------------------------------
Subsidiary Guarantees of 8 7/8%
  Senior Subordinated Notes
  Due 2007 .........................            --               --                          --                   (1)
==========================================================================================================================

(1) Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable for the Subsidiary Guarantees.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                        TABLE OF ADDITIONAL REGISTRANTS

              EXACT NAME OF REGISTRANT                  STATE OR OTHER JURISDICTION        I.R.S. EMPLOYER
            AS SPECIFIED IN ITS CHARTER               OF INCORPORATION OR ORGANIZATION    IDENTIFICATION NO.
            ---------------------------               --------------------------------    ------------------
Coho Resources, Inc.................................                Nevada                    84-0824557
Coho Louisiana Production Company...................              Delaware                    76-0369936
Coho Louisiana Gathering Company....................              Delaware                    84-1033960
Coho Fairbanks Gathering Company....................              Delaware                    76-1228000
Coho Exploration, Inc...............................              Delaware                    75-2660779
Interstate Natural Gas Company......................              Delaware                    76-0369928

================================================================================

                                EXPLANATORY NOTE

        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-33979) filed by Coho Energy, Inc. with the Securities and Exchange Commission (the "Commission") on August 20, 1997, as amended by Amendment No. 1 thereto filed on August 29, 1997, Amendment No. 2 thereto filed on September 9, 1997 and Amendment No. 3 thereto filed on September 29, 1997, which was declared effective by the Commission on September 29, 1997, including the exhibits thereto, are incorporated herein by reference.

                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

(a)     Exhibits:

        All the exhibits filed with or incorporated by reference in Registration Statement No. 333-33979 are incorporated by reference into, and shall be deemed part of this registration statement, except the following which are filed herewith:


EXHIBIT
  NO.                DESCRIPTION
-------              -----------
 5        --Opinion of Fulbright & Jaworski L.L.P.
15        --Letter regarding unaudited interim financial information.
23.1      --Consent of Arthur Andersen LLP
23.2      --Consent of KPMG Peat Marwick LLP
23.3      --Consent of Ryder Scott Company Petroleum Engineers
23.4      --Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                            COHO ENERGY, INC.

                                            By:  /s/ EDDIE M. LEBLANC, III
                                              ----------------------------------
                                                    Eddie M. LeBlanc, III
                                                  Senior Vice President and
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Sr. Vice President and       October 1, 1997
-----------------------------------------------------      Chief Financial Officer
                Eddie M. LeBlanc, III                      (Principal Financial
                                                           Officer)

                          *                              Controller (Principal        October 1, 1997
-----------------------------------------------------      Accounting Officer)
                   Susan J. McAden

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                 Robert B. Anderson

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                    Roy R. Baker

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                Frederick K. Campbell

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                   Louis F. Crane

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                  Howard I. Hoffen

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                 Kenneth H. Lambert

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                  Douglas R. Martin

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                    Carl S. Quinn

                                                         Director
-----------------------------------------------------
                     Jake Taylor

           *By: /s/ EDDIE M. LEBLANC, III
  ------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                            COHO RESOURCES, INC.

                                            By:  /s/ EDDIE M. LEBLANC, III
                                              ----------------------------------
                                                    Eddie M. LeBlanc, III
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

                          *                              Director                     October 1, 1997
-----------------------------------------------------
                     R.M. Pearce

           *By: /s/ EDDIE M. LEBLANC, III
  ------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                        COHO LOUISIANA PRODUCTION COMPANY

                                        By:    /s/ EDDIE M. LEBLANC, III
                                           -------------------------------------
                                                   Eddie M. LeBlanc, III
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

           *By: /s/ EDDIE M. LEBLANC, III
-----------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                        COHO LOUISIANA GATHERING COMPANY

                                        By:    /s/ EDDIE M. LEBLANC, III
                                           -------------------------------------
                                                   Eddie M. LeBlanc, III
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

            By: /s/ EDDIE M. LEBLANC, III
  -------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                        COHO FAIRBANKS GATHERING COMPANY

                                        By:    /s/ EDDIE M. LEBLANC, III
                                           -------------------------------------
                                                   Eddie M. LeBlanc, III
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

           *By: /s/ EDDIE M. LEBLANC, III
-----------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                            COHO EXPLORATION, INC.

                                            By:  /s/ EDDIE M. LEBLANC, III
                                              ----------------------------------
                                                    Eddie M. LeBlanc, III
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

           *By: /s/ EDDIE M. LEBLANC, III
  ------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on October 1, 1997.

                                            INTERSTATE NATURAL GAS COMPANY

                                            By:  /s/ EDDIE M. LEBLANC, III
                                              ----------------------------------
                                                    Eddie M. LeBlanc, III
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                          *                              President, Chief Executive   October 1, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer      October 1, 1997
-----------------------------------------------------      (Principal Financial
                Eddie M. LeBlanc, III                      Officer and Principal
                                                           Accounting Officer)

           *By: /s/ EDDIE M. LEBLANC, III
  ------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                              INDEX TO EXHIBITS


        All exhibits filed with or incorporated by reference in Registration Statement No. 333-33979 are incorporated by reference into, and shall be deemed part of this registration statement, except the following which are filed herewith:

EXHIBIT
  NO.                       DESCRIPTION                                PAGE
-------                     -----------                                ----
 5        --Opinion of Fulbright & Jaworski L.L.P.
15        --Letter regarding unaudited interim financial information.
23.1      --Consent of Arthur Andersen LLP
23.2      --Consent of KPMG Peat Marwick LLP
23.3      --Consent of Ryder Scott Company Petroleum Engineers
23.4      --Consent of Fulbright & Jaworski L.L.P.
            (included in Exhibit 5)